State of Missouri
                    Rebecca McDowell Cook, Secretary of State
                     P.O. Box 778, Jefferson City, Mo. 65102

                              Corporation Division

                               Articles of Merger
                         (To be submitted in duplicate)

         Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporations certify the following:

(1)  That INSTALLATION TECHNICIANS, INC. of the State of Missouri and

(2) That DYCOM ACQUISITION CORPORATION I of the State of Missouri are hereby merged and that the above named INSTALLATION TECHNICIANS, INC. is the surviving corporation.

(3) That the Board of Directors of INSTALLATION TECHNICIANS, INC., by resolution adopted by unanimous written consent of the members of such board dated February 23, 1998, approved the Plan of Merger set forth in these articles.

(4) That the Board of Directors of DYCOM ACQUISITION CORPORATION I, by resolution adopted by unanimous written consent of the members of such board dated February 23, 1998, approved the Plan of Merger set forth in these articles.

(5) The Plan of Merger was approved by a unanimous written consent of the shareholders of INSTALLATION TECHNICIANS, INC. dated February 23, 1998 with 3,000 shares entitled to vote, 3,000 voted in favor and 0 voted against such plan.

(6) The Plan of Merger was approved by a unanimous written consent of the sole shareholder of DYCOM ACQUISITION CORPORATION I dated February 23, 1998 with 100 shares entitled to vote, 100 voted in favor and 0 voted against such plan.

(7)  PLAN OF MERGER

     1. INSTALLATION TECHNICIANS, INC. of the State of Missouri is the survivor.

     2. All of the property, rights, privileges, leases and patents of DYCOM ACQUISITION CORPORATION I are to be transferred to and become the property of INSTALLATION TECHNICIANS, INC., the survivor. The officers and board of directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

     3. The officers of INSTALLATION TECHNICIANS, INC. and board of directors of DYCOM ACQUISITION CORPORATION I shall continue in office until their successors are duly elected and qualified under the provisions of the by-laws of the surviving corporation. Attached hereto as Exhibit A is a list of the officers and directors of the surviving corporation.

     4. The outstanding shares of INSTALLATION TECHNICIANS, INC., of which there are 30,000 (of which 3,000 are voting common stock and 27,000 are nonvoting common stock), shall be converted on the following basis: each outstanding share of INSTALLATION TECHNICIANS, INC. shall be converted into 20 shares of common stock of DYCOM INDUSTRIES INC., a Florida corporation and the sole shareholder of DYCOM ACQUISITION CORPORATION I.

     5. The outstanding shares of DYCOM ACQUISITION CORPORATION I, of which there are 100, shall be converted on the following basis: each outstanding share of DYCOM ACQUISITION CORPORATION I shall be converted into 300 shares of common stock (of which, upon conversion of all such stock, 3,000 shall be voting common stock and 27,000 shall be nonvoting common stock) of INSTALLATION TECHNICIANS, INC.

     6. The articles of incorporation of the surviving corporation are amended as set forth on Exhibit B attached hereto and by this reference incorporated herein and made a part hereof.

IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned corporations as of the day and year hereafter acknowledged.

                CORPORATE SEAL             INSTALLATION TECHNICIANS, INC.



                                           By     /s/ Gerald W. Hartman
                                             ----------------------------------
                                           Name:  Gerald W. Hartman
                                           Title: President
                                                  (President or Vice President)
ATTEST:


By   /s/ Linda S. Noell
  ---------------------
Name: Linda S. Noell
Title:   Secretary
           (The Secretary of Assistant Secretary)





State of Missouri    )
                      ss.
County of Stone      )

                  I, Linda Noell , a Notary Public, do hereby certify that on the 1st day of April, 1998, personally appeared before me Gerald W. Hartman who being by me first duly sworn, declared that he is the President of INSTALLATION TECHNICIANS, INC. that he signed the foregoing documents as President, of the corporation, and that the statements therein contained are true.

             (Notarial Seal)          /s/ Linda Noell
                                      ----------------------------------------
                                                                 Notary Public

                                      My commission expires   November 3, 1999

          CORPORATE SEAL             DYCOM ACQUISITION CORPORATION I



                                     By     /s/ Steven E. Nielsen
                                       -------------------------------------
                                     Name:  Steven E. Nielsen
                                     Title: President
                                           (The President or Vice President)


ATTEST:


By    /s/ Patricia B. Frazier
  ---------------------------
Name: Patricia B. Frazier
Title: Secretary
          (The Secretary of Assistant Secretary)




State of     Florida    )
                         ss.
County of    Palm Beach )


                  I, Joan C. McLinton , a Notary Public, do hereby certify that on the 1st day of April, 1998, personally appeared before me Steven E. Nielsen and Patricia B. Frazier who being by me first duly sworn, declared that he is the President and Secretary respectively of DYCOM ACQUISITION CORPORATION I that he signed the foregoing documents as President & Secretary respectively of the corporation, and that the statements therein contained are true.

        (Notarial Seal)               /s/ Joan C. McLinton
                                      -----------------------------------------
                                      Notary Public

                                      My commission expires     August 13, 2000

                                    Exhibit A
                                    ---------


         Officers
         --------

         Gerald W. Hartman                      President
         David Smith                            Vice President and Treasurer
         Linda Noell                            Secretary


         Directors
         ---------

         Gerald W. Hartman
         John J. Ekstrom
         Thomas R. Pledger
         Steven E. Nielsen

                                    Exhibit B
                                    ---------

                   Amendments to the Articles of Incorporation
                        of Installation Technicians, Inc.
                        ---------------------------------

1.   Article IV is hereby deleted.

2.   Article V is hereby renumbered Article IV.

3. Article VI is hereby deleted and the following shall be inserted in lieu thereof:

                                   "Article V
                                   ----------

           (1) The number of directors to constitute the first board of directors is four. Thereafter, the number of directors shall be fixed by, or in the manner provided by the By-Laws of the Corporation. Any changes in the number will be reported to the Secretary of State within thirty calendar days of such change.

           (2) To the fullest extent permitted by the General and Business Corporation Law of Missouri as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director."

4.   Article VII is hereby renumbered Article VI.

5. Article VIII is hereby deleted and the following shall be inserted in lieu thereof:

                                  "Article VII
                                  ------------

             The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General and Business Corporation Law of Missouri."

6.   Article IX is hereby renumbered Article VIII.

7. Article X is hereby deleted and the following shall be inserted in lieu thereof:

                                   "Article IX
                                   -----------

           (1) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgement, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

           (2) The Corporation shall indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgement in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorney's fees, and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no such indemnification shall be made by the Corporation in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

           (3) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (1) and (2) of this Article IX, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the action, suit or proceeding.

             (4) Any indemnification under Sections (1) and (2) of this Article IX, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this Article IX. The determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, or if such a quorum is not obtainable, or even if obtainable, as a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

             (5) Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of the action, suit, or proceeding provided such payment is authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article IX.

             (6) The indemnification provided by this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these Articles of Incorporation or By-Laws or any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

             (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 351.355 of the General and Business Corporation Law of Missouri.

             (8) For the purpose of this Article IX, references to "the Corporation" shall include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

             (9) For purposes of this Article IX, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX."